Welcome to Investor Day 2021 Exhibit 99.1

2 Safe Harbor Statement This presentation contains forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of Rapid7, Inc. (“Rapid7”, “we”, “us” or “our”), including, without limitation, historical results that may suggest trends for our results of operations and financial position, potential market opportunity, demand for our product and service offerings, the expected financial and business performance of our company, including our financial model, growth and profitability framework, future growth, growth rates and related targets, such as annualized recurring revenue (ARR) and growth, ARR growth per customer, new logo growth, revenue, gross margin, non-GAAP operating margin expansion, and free cash flow, and trends in our market, are forward-looking statements. We have based these forward-looking statements on our current assumptions, expectations and projections as of the date of this presentation and such information is subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause actual results, performance, or achievements to differ materially from those expressed or implied by the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, including, without limitation, risks arising from the ongoing COVID-19 pandemic, fluctuations in our quarterly results, failure to meet our publicly announced guidance or other expectations about our business, our rapid growth and ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our ability to integrate acquired companies, including Alcide.IO Ltd., our ability to operate in compliance with applicable laws, as well as other risks and uncertainties set forth in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2021 and in the subsequent reports that we file with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation also contains certain non-GAAP financial measures as defined by the SEC rules. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to their most directly comparable GAAP measures, which is available in the end notes to this presentation. However, the reconciliation of non-GAAP guidance measures to the most comparable GAAP measures does not reflect any items that are unknown at this time, such as acquisition-related expenses, litigation-related expenses and amortization of acquired intangible assets associated with the Alcide.IO Ltd. acquisition for the full year 2021, which we are not able to predict without unreasonable effort due to their inherent uncertainty. We urge investors not to rely on any single financial metric to evaluate our business.

Securing the Digital Experience 3 Increasing Platform Consumption Driving Long-term Scale Delivering Unified SecOps in the Cloud Corey Thomas Chairman & Chief Executive Officer Lee Weiner Chief Innovation Officer Andrew Burton President & Chief Operating Officer Jeff Kalowski Chief Financial Officer

How do we secure the digital experience as risk accelerates? Increasing Platform Consumption 4 Driving Long-term Scale Delivering Unified SecOps in the Cloud

5 Corey Thomas Chairman & Chief Executive Officer

Shifting Dynamics 6 Attacker Landscape Pace of Technology Ability to Manage Cybersecurity Risk

What Trends Are Accelerating the Shifting Dynamic in Technology?

DIGITAL & REMOTE EXPERIENCE

74% of CFOs report that some employees will remain remote permanently.
- Gartner CFO Survey [1]

85% say cybersecurity is extremely important or more important than before the pandemic.
- Cisco, Future of Secure Remote Work Report [2]

CLOUD ADOPTION

"By the end of 2021, 80% of enterprises will put a mechanism in place to shift to cloud-centric infrastructure and applications twice as fast as before the pandemic."
- IDC [3]

SHIFT TO SAAS

By 2020, all new entrants and 80% of historical vendors will offer subscription-based business models.
- Gartner, 2018 [4]

[1] Gartner, CFO Survey, April 2020
[2] Cisco, Future of Secure Remote Work Report, 2020
[3] IDC, FutureScape: Worldwide IT Industry 2021 Predictions (Doc#US46942020), October 2020
[4] Gartner, Moving to a Software Subscription Model, May 2018: https://www.gartner.com/smarterwithgartner/moving-to-a-software-subscription-model/

7 RAPID7

CAPACITY TO MANAGE RISK Security Achievement Gap 8 INCREASING RISK FROM RAPID INNOVATION

9 What do we mean by achievability?

10 Achievability = Capability + Accessibility

Industry Standard Capabilities Enterprise Analytics Dynamic Visualization Visibility Risk & Threat Prioritization Attacker Context

Most companies stop here. 12

Security Acceleration Capabilities 13 Silo-breaking Data Integration & Contextualization Intelligent Automation Policy-centric Workflow Capabilities Programatized Detection with Machine Learning Integrated Threat Intelligence

14 Accessibility Broadly Affordable Successfully Used with Limited Training Can be Managed with Few Resources Works Consistently Get Value with Minimal Change

15 If we increase capability without accessibility— we will not close the Security Achievement Gap.

Access to Capabilities Capability to Manage Risk 16 INCREASING RISK FROM RAPID INNOVATION

Increase Access Accelerate Capabilities 17 INCREASING RISK FROM RAPID INNOVATION

18 Security Achievability = Industry Standard Capabilities Security Acceleration Capabilities Access to Capabilities

Advanced security meets teams where they are. 19

Any team. 20 Any data. Best-in-Class Security Operations

ACCESSIBILITY TO INSIGHT VIA TAILORED SECOPS PILLARS

Threat Detection & Response	Cloud Security	Vulnerability Risk Management

SHARED RAPID7 INSIGHT ENGINE

AUTOMATION	Orchestration	Workflow	Action			
ANALYTICS	User Behavior	Attacker Behavior	Vulnerability Prioritization	Policy Compliance	Identity Governance	Remediation
DATA	Searchable	Unstructured & Structured	Long Term Archival	High Volume	Integrations	
COLLECTION	Endpoint	Cloud	Logs	Network	Apps	API

21 RAPID7

22 The Rapid7 Insight Platform SECURITY TRANSFORMATION SOLUTIONS 1 Vulnerability Risk Management Threat Detection & Response Cloud Security Intelligent Automation SHARED INSIGHT ENGINE Collection, Data, Analytics Services 1 Security transformation solutions consist of our incident detection & response, cloud security, application security and security orchestration and automation response product offerings.

$30bn $25bn $20bn $15bn $10bn $5bn 23 Global Addressable Customer Opportunity > 74,000 3 ARR Opportunity for an average-sized customer ~$420k 2 BOTTOM UP (2021) SECURITY TRANSFORMATION VM UNDER-PENETRATED OPPORTUNITY SECURITY TRANSFORMATION VM TOP DOWN (2021) IDC 1 Massive market opportunity today >$30 bn 1 Based on IDC Worldwide Device Vulnerability Management Forecast 2020-2024, IDC Worldwide Cybersecurity Analytics, Intelligence, Response & Orchestration Forecast 2019-2023, IDC Worldwide Security as a Service Forecast 2020-2024, IDC Worldwide Hybrid Cloud Workload Security Forecast 2020-2024, IDC Worldwide Network Intelligence & Threat Analytics Forecast 2020-2024. 2 Data is as of the fiscal quarter ended December 31, 2020 based on new methodology on customer count provided in this presentation. The future financial results presented are hypothetical amounts for achievement of certain scenarios and are not projections, guidance or an outlook for Rapid7’s future financial results. 3 Based on Dun & Bradstreet Hoovers global business data. ~$20 bn

24 Secure the Digital Experience Best-in-class security capabilities World-class accessibility Delivered to more of the growing market

Securing the Digital Experience How are we building a unified SecOps experience? Increasing Platform Consumption 25 Driving Long-term Scale

26 Lee Weiner Chief Innovation Officer

“ Customers need an integrated platform ...without compromising best-of-breed capabilities. 27 “I would love a holistic view (one screen) that quickly drives to root cause and remediation” - CISO, Bank “40, 50, 200 security software vendors in my corporation. Give me three that can manage this properly” - Global VP, Digital Transformations, IT Services Company Customers trust expert-built solutions and recommendations from your experienced researchers and global consultants.” - VP Cybersecurity, Global Credit Rating Company

Why do platforms fail? 28 Don’t Sustain Best-in-Class Across Suite Lack Integrated Experiences Complicated and Slow to Deploy

29 Best in Class Products Unified Cloud Platform Frictionless Access to Value How we’re set up for success:

30 Vulnerability Risk Management Threat Detection & Response Cloud Security Intelligent Automation SHARED INSIGHT ENGINE Collection, Data, Analytics Services

31 BEST IN CLASS Threat Detection & Response

Data Integrations 32 Broad Visibility Across Cloud and On-premise. Collection Cloud Endpoint Network

Analytics 33 Detection-oriented Analytics. Machine Learning Capabilities. UBA ABA ML

Automation Analytics Custom Escalation Workflows 34 Automated Containment & Response Validated Threats SOC Expertise

BEST IN CLASS Cloud Security 35

36 Data Multi-cloud Risk Visibility & Analytics AWS Azure GCP OCI Analytics CIEM CWPP CSPM Kubernetes Alibaba

Integrate & Extend Devops Processes Shift Left 37 Extensibile & Customizable to Connect Security and DevOps Teams. Custom Plugins REST API

Automation Analytics Native & Integrated 38 Real-time Automated Remediation Policy Compliance Remediation

39 BEST IN CLASS Vulnerability Risk Management

Data Integrations 40 Broad Visibility Across Traditional and Modern Environments Collection Cloud Endpoint Network Searchable

41 Prioritize Risk with Advanced Analytics Analytics Attacker Behavior Vulnerability Prioritization Policy Compliance Remediation

42 Automation-assisted Remediation for Impact and Influence Automation Analytics Remediation Custom Processes Workflows

ACCESSIBILITY TO INSIGHT VIA TAILORED SECOPS PILLARS

Threat Detection & Response	Cloud Security	Vulnerability Risk Management

SHARED RAPID7 INSIGHT ENGINE

AUTOMATION	Orchestration		Workflow		Action	
ANALYTICS	User Behavior	Attacker Behavior	Vulnerability Prioritization	Policy Compliance	Identity Governance	Remediation
DATA	Searchable	Unstructured & Structured	Long Term Archival	High Volume	Integrations	
COLLECTION	Endpoint	Cloud	Logs	Network	Apps	API

43 RAPID7

44 Collection Endpoint Cloud Logs Network Apps API Data Searchable Unstructured & Structured Long Term Archival High Volume Integrations Centralized Data EASIER TO DO MORE TOGETHER Fast time to value when extending across the Platform Shared data breaks silos driving unparalleled contextualization Broad data collection and aggregation across multiple security layers

Analytics User Behavior Attacker Behavior Vulnerability Prioritization Policy Compliance Identity Governance Remediation 45 Advanced Analytics EASIER TO DO MORE TOGETHER Enriched threat environment context separates the signal from the noise Programmatic machine learning capabilities enable quicker threat response Shared analytics enhance incident context driving better decision outcomes

46 Automation Orchestration Workflow Action Intelligent Automation EASIER TO DO MORE TOGETHER Advanced policy workflows improve time to resolution Extends security teams’ capability & amplifies expertise Intelligent automation that learns customer environments

SEE IT IN ACTION The Unified Platform Experience 47

48

49

50

51

52 DivvyCloud User Risk InsightVM Asset Risk InsightIDR Threat Detection

53

54

55

56

57

58

59 Best in Class Products Unified Cloud Platform Frictionless Access to Value Delivering Unified SecOps in the Cloud

Securing the Digital Experience 60 Driving Long-term Scale Delivering Unified SecOps in the Cloud How do we deliver what customers need to meet their challenges?

61 Andrew Burton President & Chief Operating Officer

Increasing Platform Consumption 62 Frictionless Expansion Scales with Customers Strong Landing Meets Customers Where They Are Durable Growth Strategic Paths to Reach More of the Market

Vulnerability Risk Management Threat Detection & Response Cloud Security Intelligent Automation SHARED INSIGHT ENGINE Collection, Data, Analytics Services 63 Proven Ability to Land Across Best-In-Class Solutions

Solution Category: Detection-Focused SIEM / XDR 64 Products Included: Rapid7 InsightIDR Combined Capabilities: UBA + SIEM + NTA + EDR + Deception Tech Investigation Console + SOC Automation Threat Detection & Response Automation Detection Based SIEM “IDR represents a bit of a shift in how you think of your SIEM. [...] I was used to having to dedicate massive amounts of time to the management and tuning of SIEMs I had used in the past, and just deploying the tool and letting it work its magic was a different experience.” ★★★★★ - Gartner Peer Insights Threat Detection & Response PROVEN LANDING SHARED INSIGHT ENGINE Leader SIEM Magic Quadrant Leader MSSP Wave Strong Performer Security Analytics Wave

PROVEN LANDING

Vulnerability Risk Management

Vulnerability Risk Management

Automation

SHARED RAPID7 INSIGHT ENGINE

Products Included: Rapid7 InsightVM & InsightAppSec

Solution Category: Vulnerability Risk Management

Combined Capabilities: VM + DAST + RASP + Automation

FORRESTER

Leader 2019
Vulnerability Risk Management

Gartner

Highest Rated DAST
AppSec Magic Quadrant

"InsightVM really reduces the amount of work that my team has to do. Now the platform is mostly self-service, giving infosec hours back that we can apply elsewhere."

- Director of Information Security, Healthcare Industry

65 RAPID7

InfoSec Cutting Edge Cloud Security Winner 66 Combined Capabilities: CSPM + CEIM + CWPP + Automation Cloud Security Automation Solution Category: Cloud Security Products Included: DivvyCloud by Rapid7 “DivvyCloud gives us the ability to automate governance, offer flexibility, allow better insights and controls, and enhance compliance - all at the same time” - Global Head of IT, Communications Industry Cloud Security PROVEN LANDING SHARED INSIGHT ENGINE

67 OLD WAY Artificial barriers between capabilities hinder customers from accessing value. OUR WAY Best-in-class accessibility enables customers to start anywhere and easily realize more value over time. Frictionless Expansion Scales with Customers

Meet customers where they are and support them throughout their SecOps maturity journey: Ease of Expansion within a Solution: Today 68 Threat Detection & Response Automation Good Best Better BetterGood Best Builds on our foundation of disruptive, transparent, asset-based pricing. LAND Better Best Best +Automation EXPAND SHARED INSIGHT ENGINE

Meet customers where they are and support them throughout their SecOps maturity journey: Ease of Expansion within a Solution: Future 69 Vulnerability Risk Management Automation Good Best Better BetterGood Best Builds on our foundation of disruptive, transparent, asset-based pricing. LAND Better Best Best +Automation EXPAND SHARED INSIGHT ENGINE

Vulnerability Risk Management Threat Detection & Response 2 1 Vulnerability Risk Management 70 Threat Detection & Response Intelligent Automation3 Orchestration & Automation LAND EXPAND EXTEND Recent Customer Validation Customer: Net New Healthcare customer Solutions: InsightIDR, InsightVM ARR: >$100k Value Statement: Engaged for IDR to improve attack visibility, added VM in initial deal due to unified Platform Agent experience. SHARED INSIGHT ENGINE Collection, Data, Analytics Services Threat Detection to Vulnerability Risk Management LOWERING BARRIERS

LOWERING BARRIERS

Vulnerability Risk Management to Cloud Security


Vulnerability Risk Management
Cloud Security
1
2
3
Intelligent Automation
SHARED RAPID7 INSIGHT ENGINE
Collection, Data, Analytics Services

LAND	Vulnerability Risk Management
EXPAND	Cloud Security
EXTEND	Orchestration & Automation

Recent Customer Validation

Customer: Existing Technology customer
Solutions: InsightVM, DivvyCloud
ARR: >$500k

Value Statement: Established relationship enabled cloud engagement which demonstrated powerful automation and customization for their unique environment.

71 RAPID7

40%+ CAGR Customers >$100k ARR2 565 1,177 843 VM D&R AppSec Automation Cloud CUSTOMER 1 CUSTOMER 2 CUSTOMER 3 CUSTOMER 4 CUSTOMER 5 CUSTOMER 6 CUSTOMER 7 CUSTOMER 8 CUSTOMER 9 CUSTOMER 10 CUSTOMER 11 CUSTOMER 12 CUSTOMER 13 CUSTOMER 14 CUSTOMER 15 CUSTOMER 16 CUSTOMER 17 CUSTOMER 18 CUSTOMER 19 CUSTOMER 20 2018 2019 2020 SECURITY TRANSFORMATION SOLUTIONS As Customers Increase Platform Consumption... 72 19 of Top 20 Deals1 in 2020 included Security Transformation Solutions 13 of Top 20 Deals1 in 2020 included Multiple Platform Products 1 Reflects contract value by New ARR, as defined in the End Notes. 2 See End Notes for definitions.

...It Drives Durable Growth in ARR per Customer 73 ARR per customer 1 1 ARR per customer at the end of fiscal year of 2018, 2019 and 2020 is based on the new customer count methodology provided in this presentation. The future financial results and growth is designed to be illustrative of potential trends and should not be construed as guidance or a financial outlook of any kind. See End Notes for definitions. 18% CAGR $35,800 $42,500 $49,700 $65,000+ 2018 2019 2020 2023 PROJECTED GROWTH

74 Fueling Durable Growth Scaling the Enterprise and Serving Mid-Market Expanding Our Global Opportunity Broadening Our Partner-First Ecosystem

75 $37,500 $44,500 $60,000+ Large Enterprise Mid-Sized Enterprise Mid-Market Small Market SMB Other Strong Enterprise Mix ARR COMPOSITION BY CUSTOMER MARKET SEGMENT Underserved Mid-market Opportunity Scaling Enterprise and Serving Mid-market DURABLE GROWTH

Broadening Rapid7’s offerings & leveraging partners' customer knowledge to expand business. Partnerships with cloud providers, strategic product partners and managed service providers. 200+ Partners globally and adding new routes to market to drive incremental new business opportunity. Opening Multiple Channels to Market Increasing Insight Accessibility Enabling Digital Transformation Broadening Our Partner-First Ecosystem DURABLE GROWTH 76

Cloud data sovereignty across multiple geographic regions Regulatory requirements present IDR opportunity in Middle East and LATAM Strategic focus on AUS and DACH Regions Expanding Global Opportunity DURABLE GROWTH 77

Increasing Platform Consumption 78 Frictionless Expansion Scales with Customers Strong Landing Meets Customers Where They Are Durable Growth Strategic Paths to Reach More of the Market

Securing the Digital Experience 79 How do we drive long-term financial scale and cash flow? Increasing Platform Consumption Delivering Unified SecOps in the Cloud

80 Jeff Kalowski Chief Financial Officer

81 Drive Long-Term Scale Scaling ProfitabilityDriving Durable Growth Path to $1bn+

ESTABLISHED MULTI-PRODUCT LEADERSHIP Executing on Our 2020 Vision 82 ~$350m ARR 30% CAGR $433m ARR 38% CAGR ~$350m Total Revenue 20% CAGR $411m Total Revenue 27% CAGR 4-7% Non-GAAP Operating Margin 0.5% Non-GAAP Operating Margin 2017 INVESTOR DAY TARGETS FOR 2020 2020 EXECUTION TRANSITIONED TO SAAS RECURRING REVENUE MODEL REINVESTED TO CAPTURE MARKET OPPORTUNITY Refer to the GAAP to non-GAAP reconciliation in the Appendix for further details.

83 Re-investment in the business drove >$80m in ARR upside to 2020 Generating Return on our Investments A R R $83m

Multiple Paths to Durable Growth 84 Platform Opportunity Strategic Customer Growth Land to Expand Underpenetrated International Opportunity

1 See End Notes for definition of New ARR. 85 2017 2020 New ARR Mix 1 Large market opportunity drives new business... GROWTH PATH ONE Growing urgency to secure Cloud & Digital Transformation Strong demand for Security Transformation Sustained growth in Vulnerability Management 30% 70% 55% 45% VM & OTHER SECURITY TRANSFORMATION

...Scaling our Platform opportunity GROWTH PATH ONE 86 SECURITY TRANSFORMATION VM SECURITY TRANSFORMATION VM OTHER IDR Cloud AppSec Automation Multiple market leading solutions Growing Security Transformation mix Multi-product sales opportunity ARR Mix 53% 40% 7% 66% 19% 15% 28% CAGR 76% CAGR 2017 2020

GROWTH PATH TWO

Land to Expand Engine...


ARR OPPORTUNITY FOR AN AVERAGE-SIZED CUSTOMER
~$200,000[1]
~$420,000[2]
AppSec
Automation
Cloud
D&R
VM
~8.5x
$49.7k [2]
ARR/CUSTOMER
Previous
Current

Expanded wallet share opportunity

- Market-leading IDR
- Enterprise-class Cloud Security
- Platform services (i.e. Automation)

Recent Customer Validation

Customer: Mid-market Technology customer
Solutions: InsightVM, InsightIDR + NTA + EET
ARR: >$350k

Value Statement: Leveraging aggregated data to unlock extensive visibility across a diverse technology footprint, enabling improved visibility and expedited incident response.

[1] Previous calculations are based on data as of fiscal quarter ended December 31, 2020 using methodology presented at Investor Day held on December 12, 2017, and excludes contribution from acquisitions of Divvy Cloud Corporation and Alcide.IO Ltd.
[2] Current calculations are based on data as of the fiscal quarter ended December 31, 2020 based on new methodology on customer count provided in this presentation. The future financial results presented are hypothetical amounts for achievement of certain scenarios and are not projections, guidance or an outlook for Rapid7's future financial results.

87 RAPID7

88 MULTIPLE PLATFORM PRODUCTS ...Creates huge cross sell opportunity GROWTH PATH TWO Underpenetrated Install Base Lowering barriers to expansion Increasing monetization paths ONE OR FEWER PLATFORM PRODUCTS Customers 1 2020 22% 78% 1 Based on new customer count methodology provided in this presentation.

Total customer growth understates strategic customer growth 89 Focus on Strategic Customers 1 GROWTH PATH THREE +9% 2 yoy +25% 2 yoy 1 Based on new customer count methodology provided in this presentation. 2 Growth rate reflects year-over-year growth from Q4 2019 to Q4 2020. Platform Customer Growing as Percent of Total Customers

Better Aligning Our Customer Metric to ARR 90 Reduction in customers but growth rates remain consistent Corresponding increase to ARR per customer but growth rates remain consistent Q1 ‘20 Q2 ‘20 Q3 ‘20 Q4 ‘20 NEW METHOD Customer Count 8,075 8,223 8,442 8,718 NEW METHOD Customer Count YoY Growth 14% 10% 9% 9% PUBLICLY REPORTED Customer Count 9,024 9,142 9,347 9,736 PUBLICLY REPORTED Customer Count YoY Growth 14% 9% 8% 8% NEW METHOD ARR per Customer 1 $43.5 $46.2 $47.2 $49.7 NEW METHOD ARR per Customer YoY Growth 15% 19% 18% 17% PUBLICLY REPORTED ARR per Customer $38.9 $41.6 $42.7 $44.5 PUBLICLY REPORTED ARR per Customer YoY Growth 15% 20% 19% 18% Eliminating 90 day Lag in Churned Customers Removing Services-only Customers Removing Low-Value InsightOps Customers Updates to Customer Methodology: 1 See End Notes for definitions.

91 INTERNATIONAL GROWTH OPPORTUNITY Underpenetrated International Market Opportunity GROWTH PATH FOUR Geographic Revenue Mix 2020 17% 83% NORTH AMERICA INTERNATIONAL

92 SECURITY TRANSFORMATION VM OTHER VM VM SECURITY TRANSFORMATION SECURITY TRANSFORMATION 40% >50% >65% Well positioned to capture our growing TAM DRIVING DURABLE GROWTH ARR Based on data as of the fiscal quarter ended December 31, 2020. The future financial results presented are based on achievement of certain scenarios and are not intended to be a projection for Rapid7’s future financial results. 2020A 2023E 2025E

Net RetentionDeferred RevenueCalculated Billings Tracking Our Progress 93 ARR Customers ARR Per Customer Customers

94 Drive Long-Term Scale Scaling ProfitabilityDriving Durable Growth Path to $1bn+

Scaling Efficiently 2-3% 1-2% <1% 20-25% 25-30% 30%+ 95 -13.1% Growth & Profitability Framework Non-GAAP Operating Margin represents Non-GAAP loss from operations as a percentage of Revenue. Refer to the GAAP to non-GAAP reconciliation in the Appendix for further details. Growth & Profitability Framework is presented based on achievement of certain scenarios and is not intended to be a projection for Rapid7’s future financial results. ARR Growth Non-GAAP Operating Margin Expansion

Lowering Barriers for Customer Adoption Increases Sales Efficiency 96 Continue driving S&M efficiency Platform Consumption Drives Sales Efficiency More products enables Sales Productivity Higher ASPs Drive Leverage Over Time Non-GAAP S&M Margin 2017 2018 2019 2020 53% of Rev 47% of Rev 45% of Rev 43% of Rev Non-GAAP S&M Margin represents Non-GAAP sales and marketing expenses as a percentage of Revenue. Refer to the GAAP to non-GAAP reconciliation in the Appendix for further details.

Scaling Innovation 97 Continue to invest ~20% of Revenue Gain innovation leverage due to shared Platform capabilities Innovation drives best-in-class leadership Focus on common capabilities enables scaling efficiently Efficient building brings new opportunities to market quicker Non-GAAP R&D Expense 22% of Rev 23% of Rev 19% of Rev $44m $57m $64m 20% of Rev $84m 2017 2018 2019 2020 Non-GAAP R&D Margin represents Non-GAAP Research and Development expenses as a percentage of Revenue. Refer to the GAAP to non-GAAP reconciliation in the Appendix for further details.

Strong SaaS economics and margin profile 98 Growing cloud mix has modestly impacted Non-GAAP Gross Margin Expect Non-GAAP Product Gross Margins consistent with SaaS models in the mid-70s $148m $179m $245m $303m Non-GAAP Total Gross Margin and Non-GAAP Products Gross Margin represents Non-GAAP Total Gross Profit and Non-GAAP Products Gross Profit as a percentage of Revenue. Refer to the GAAP to non-GAAP reconciliation in the Appendix for further details.

Positioned to scale Free Cash Flow 99 Major Facility Capex Completed Largely Annual Billings Recurring Revenue Model

100 Drive Long-Term Scale Scaling ProfitabilityDriving Durable Growth Path to $1bn+

Our ARR Path to $1 Billion ~$420k wallet share opportunity >74,000 Global customer opportunity Focus on strategic Platform customer growth 101 ~$520m $1bn+ 2018 2019 2020 2021 $433m $339m $252m The above data for 2021 is based on guidance provided as of February 9, 2021. The data beyond 2021 is designed to be illustrative of potential trends and should not be construed as guidance or a financial outlook of any kind. ~5-10% New Logo Growth ~10-15% ARR Per Customer Growth Multiple market-leading products Lower barriers to increased Platform consumption

FY ‘20 FY ‘21 1 GUIDANCE FY ‘23 MID-TERM TARGET FY ‘25 LONG-TERM TARGET ARR $433m $520m ~$750m >$1bn Revenue $411m $492m ~$700m Non-GAAP Operating Margin 0.5% ~2.5-3% ~6.5-9% Free Cash Flow ($15m) ~$10m ~$70m ~$200m Path to a $1bn Rule of 40 Company 1021 Based on guidance provided as of February 9, 2021. Refer to the GAAP to non-GAAP reconciliation in the Appendix for further details. Rule of 40: ARR Growth + FCF Margin

103 Drive Long-Term Scale Scaling ProfitabilityDriving Durable Growth Path to $1bn+

Secure the Digital Experience 104 Increase Platform Consumption Drive Long-term Scale Deliver Unified SecOps in the Cloud Corey Thomas Chairman & Chief Executive Officer Lee Weiner Chief Innovation Officer Andrew Burton President & Chief Operating Officer Jeff Kalowski Chief Financial Officer

Appendix 105

End Notes 106 Annualized Recurring Revenue (ARR) ● Annualized Recurring Revenue (ARR) is defined as the annual value of all recurring revenue related to contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as perpetual license or professional services revenue in our consolidated statement of operations. New ARR ● New ARR is defined as ARR associated with any new customer contracts or up-sells and cross-sells contracts of existing customers during the specified measurement period. Customer ● A Customer is defined as any entity that has an active recurring revenue contract as of the specified measurement date, excluding InsightOps and Logentries only customers with a contract value less than $2,400 per year. ARR per Customer ● ARR per Customer is defined as ARR divided by the number of Customers at the end of the period. Free cash flow ● Free cash flow is defined as cash flow from operations less purchases of property and equipment and capitalization of internal-use software. Guidance ● Guidance for the full-year 2021 does not include any potential impact of foreign exchange gains or losses, and does include the anticipated impact of the Alcide.IO Ltd. acquisition. ● Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt discount and issuance costs and certain other items. A reconciliation of non-GAAP guidance measures to the most comparable GAAP measures is provided in the financial statement tables included in these End Notes. The reconciliation does not reflect any items that are unknown at this time, such as acquisition-related expenses and litigation-related expenses for the full year 2021, which we are not able to predict without unreasonable effort due to their inherent uncertainty. ● In addition, fluctuations in Rapid7’s quarterly operating results may be particularly pronounced in the current economic environment due to the uncertainty caused by, and the unprecedented nature of, the current COVID-19 pandemic, whose severity, duration and ultimate impact is difficult to predict at this time. The primary set of drivers of Rapid7’s actual financial performance relative to the ranges provided will be a function of how long portions of the economy remain closed, especially if there are broad regional or systematic closures as a result of a sustained pandemic resurgence, and the pace of recovery.

107 GAAP to Non-GAAP Reconciliations (Amounts reflected in thousands.)

108 GAAP to Non-GAAP Reconciliations (Amounts reflected in thousands.)

109 GAAP to Non-GAAP Reconciliations (Amounts reflected in thousands.)

110 GAAP to Non-GAAP Guidance Reconciliations (Amounts reflected in millions.)